EXHIBIT 10.4
CONFIDENTIAL TREATMENT REQUESTED BY QLT INC.
Settlement Agreement
          This Settlement Agreement (“Agreement”) is entered into this 2nd day of March, 2007, by and between QLT INC. (“QLT”), a British Columbia corporation having a principal place of business at 887 Great Northern Way, Vancouver, British Columbia, Canada, MASSACHUSETTS EYE AND EAR INFIRMARY (“MEEI”), a Massachusetts non-profit corporation having a principal place of business at 243 Charles Street, Boston, Massachusetts, DR. JOAN W. MILLER, an individual residing at 40 Westland Avenue, Winchester, Massachusetts; and DR. EVANGELOS S. GRAGOUDAS, an individual residing at 15 Fairfield Drive, Lexington, Massachusetts.
Recitals
               WHEREAS:
A.     QLT is currently manufacturing benzoporphyrin derivative (“BPD”);
B.     QLT, MEEI and The General Hospital Corporation (“MGH”) are joint owners of United States Patent No. 5,798,349 (the “‘349 Patent”) directed to methods of using BPD to treat neovasculature in the eye with photodynamic therapy;
C.     On April 24, 2000, MEEI filed a lawsuit against QLT captioned, Massachusetts Eye and Ear Infirmary v. QLT Phototherapeutics, Inc., Civil Action No. 00-10783, in the United States District Court for the District of Massachusetts (the “District Court”) (the “First Lawsuit”);
D.     QLT asserted a counterclaim in the First Lawsuit seeking correction of inventorship of the ‘349 Patent under 35 U.S.C. § 256 to add as an inventor Dr. Reginald Birngruber;

E.     MEEI owns or controls certain patents and patent applications that claim certain methods of using BPD for the photodynamic therapeutic treatment of neovasculature in the eye, including United States Patent No. 6,225,303 (the “‘303 Patent”) which issued on May 1, 2001;
F.     On May 1, 2001, MEEI filed a lawsuit against QLT and Novartis Ophthalmics, Inc., captioned Massachusetts Eye and Ear Infirmary v. Novartis Ophthalmics, Inc. and QLT Inc., Civil Action No. 01-10747, in the District Court (the “Second Lawsuit”);
G.     On January 3, 2003, MEEI filed a lawsuit against Novartis Pharma AG captioned Massachusetts Eye and Ear Infirmary v. Novartis Pharma AG, Civil Action No. 03-10023, in the District Court (the “Third Lawsuit”);
H.     QLT asserted certain counterclaims in the Second Lawsuit against MEEI, DR. MILLER and DR. GRAGOUDAS, including counterclaims for declarations of non-infringement, invalidity and unenforceability of the ‘303 Patent, and counterclaims for damages for breach of contract, misrepresentation and unfair trade practices as well as a counterclaim seeking correction of inventorship of the ‘303 Patent under 35 U.S.C. § 256 to add as inventors Dr. Tayyaba Hasan, Dr. Ursula Schmidt-Erfurth, and Dr. Reginald Birngruber and Dr. Julia Levy;
I.     Dr. Levy has filly assigned to QLT any and all rights she has or may have in MEEI PATENTS, as defined in Ex. E hereto;
J.     Novartis Ophthalmics, Inc. asserted certain counterclaims in the Second Lawsuit against MEEI including counterclaims for declarations of non-infringement, invalidity and unenforceability of the ‘303 Patent, and counterclaims for damages for breach of contract;
K.     MGH filed a complaint in intervention in the Second Lawsuit seeking correction of inventorship of the ‘303 Patent under 35 U.S.C. § 256;

L.     Dr. Hasan and Dr. Schmidt-Erfurth have fully assigned to MGH, and Dr. Birngruber is contractually obligated to fully assign to MGH, any and all rights she or he has or may have in MEEI PATENTS, as defined in Ex. E hereto;
M.     During the course of trial in the First Lawsuit, MEEI made certain representations to the Court regarding its patent rights; and
N.     QLT, MEEI, MILLER, and GRAGOUDAS now desire to resolve QLT’s correction of inventorship counterclaim in the First Lawsuit and all other disputes described in the pleadings of the Second Lawsuit;
          NOW, THEREFORE, in consideration of the premises herein, the parties hereto agree as follows:
     1.     Dismissal of the Second and Third Lawsuits. On or before March 2, 2007, all of the parties to the Second Lawsuit and the Third Lawsuit shall, through their respective counsel, execute and cause to be filed with the District Court in each of the Second Lawsuit and the Third Lawsuit to which he, she or it is a party the Stipulations of Dismissal attached hereto as Exhibits A and B, respectively.
     2.     Stipulation of Dismissal of QLT’s Inventorship Claim in the First Lawsuit. On or before March 2, 2007, the parties shall, through their respective counsel, execute and cause to be filed in the First Lawsuit the Stipulated Order of Partial Dismissal Without Prejudice attached hereto as Exhibit C.
     3.     Resolution of Claims for Correction of Inventorship. QLT and MEEI hereby agree that, no sooner than thirty (30) days after the exhaustion of any and all appeals in the First Lawsuit, QLT’s claims for correction of inventorship under 35 U.S.C. § 256 in the First Lawsuit and QLT’s and MGH’s claims for correction of inventorship in the Second Lawsuit shall be submitted to final and binding arbitration under 35 U.S.C. § 294 in accordance with the procedures set forth in the Arbitration Agreement among QLT, MEEI and MGH, a copy of which is attached hereto as Exhibit D. The parties mutually covenant not to sue any other party to this Agreement in any forum to challenge or relitigate inventorship of the MEEI PATENTS as defined in Exhibit E attached hereto, provided, however, that the binding effect of such arbitration as between the parties shall not prevent any party from invoking the remedy of correction of inventorship under 35 U.S.C. § 256 in the event that an unaffiliated third party hereafter successfully challenges inventorship of the patents-in-suit. A proceeding under the Federal Arbitration Act, 9 U.S.C. §§ 1 et seq. in connection with the arbitrator’s decision shall not be deemed relitigation of the inventorship claims for purposes of the preceding sentence.
     4.     [**].
     5.     [**]. MEEI shall, concurrently with the execution of this Settlement Agreement, execute the agreement in the form attached hereto as Exhibit E.
     6.     Stipulation of the Parties in the First Lawsuit. The parties shall, through their respective counsel, execute and cause to be filed in the First Lawsuit the Stipulation of the Parties attached hereto as Exhibit F. The parties expressly incorporate herein by reference the provisions of Exhibit F. Moreover, the parties agree and confirm that except as expressly provided herein, all claims and defenses pending in the First Lawsuit as of the date of this Settlement Agreement remain pending.
     7.     Representations and Warranties. The parties make the representations and warranties set forth in this Section 7. In making these representations and warranties, each party is making such representations and warranties as to itself, himself or herself and is not making such representations and warranties jointly with any other party.

**	Portions of this exhibit have been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.

(a)     Authority. Each party represents and warrants that (i) he, she or it has the full legal right and power to enter into and perform his, her or its obligations under this Settlement Agreement; (ii) the execution, delivery and performance by such party has been duly and validly authorized and approved by all necessary actions; and (iii) this Settlement Agreement has been duly executed and delivered by such party.
(b)     No Assignment of Claims. Each party represents and warrants that he, she or it has not sold, assigned, conveyed, pledged or encumbered or otherwise in any way transferred to any person or entity any claim dismissed pursuant to this Settlement Agreement and has not agreed to do any of the foregoing.
(c)     No Other Claims. Each party represents and warrants that as of the date hereof he, she or it has not filed (or caused to be filed through a third party) any legal or administrative proceedings of any kind or nature against the other parties to this Settlement Agreement involving the facts and circumstances alleged in the First, Second, and Third Lawsuits and other than the First, Second, and Third Lawsuits.
     8.     Release. Dr. Miller and Dr. Gragoudas waive any and all claims that could have been brought against QLT on or before the date of this Agreement. QLT waives any and all claims that could have been brought against Dr. Miller or Dr. Gragoudas on or before the date of this Agreement, other than those claims that are the subject of QLT’s correction of inventorship-related claims in the First and Second Lawsuits which are to be addressed pursuant to the parties’ Arbitration Agreement attached as Exhibit D. MEEI and QLT waive any and all claims arising from the facts and circumstances described in the pleadings in the First and Second Lawsuits that could have been brought against the other on or before the date of this Agreement, other than those claims that are the subject of MEEI’s claims in the First Lawsuit and QLT’s inventorship-related claims in the First and Second Lawsuits.

     9.     Benefits and Burdens. This Settlement Agreement shall be binding upon the parties to this Settlement Agreement and their respective heirs, executors, administrators, representatives, successors and assigns. Except as otherwise expressly set forth herein, this Settlement Agreement shall be for the sole benefit of the parties hereto and their respective successors and assigns and shall not be construed to provide any benefits to any third parties, nor is anything in this Settlement Agreement intended to relieve or discharge the obligation or liability of any third persons to any party to this Settlement Agreement, nor shall any provision give any third persons any right of subrogation or action against any party to this Settlement Agreement.
     10.     Entire Agreement. This Settlement Agreement (including Exhibits A-F) constitutes the entire settlement agreement of the parties with respect to the subject matters contained herein and may not be amended, altered or modified except in a subsequent writing signed by both of the parties. The parties have fully informed themselves of the terms, contents, conditions, and effects of this Settlement Agreement, and warrant that no promise or representation of any kind has been made except as expressly stated in this Settlement Agreement. In making and signing this Settlement Agreement, the parties represent and certify that they have read this Settlement Agreement and discussed it with their attorneys and that they fully understand and voluntarily accept the terms of this Settlement Agreement. The parties also represent and certify that they are entering into this Settlement Agreement in good faith based solely and completely upon their own judgment and the advice of their attorneys following their good-faith assessment of pending claims.

     11.     Choice of Law. This Settlement Agreement is entered into in the Commonwealth of Massachusetts and shall be construed and interpreted in accordance with its laws.
     12.     Limitation. Neither this Settlement Agreement (including Exhibits) nor any of the statements or communications made by the parties, or any of their respective agents, during the negotiations leading to this Settlement Agreement shall be considered admissions of liability by or on behalf of any of them, or used in any way in connection with the First Lawsuit. The parties agree, however, that Exhibits C and F shall be filed with the Court in the First Lawsuit.
     13.     Execution by Counterparts. This Settlement Agreement may be executed in one or more counterparts, each of which will be deemed an original once all parties have signed one of the counterparts. Facsimile execution and delivery of this Settlement Agreement by any of the parties shall be legal, valid and binding execution and delivery of such document for such purposes.
     14.     Contingency. This Settlement Agreement is contingent on execution of the agreements attached hereto as Exhibits A-F.

          IN WITNESS WHEREOF, the Parties have caused their authorized representatives to sign this Agreement.

QLT INC.		MASSACHUSETTS EYE AND EAR INFIRMARY
BY:	/s/ Robert L. Butchofsky	BY:	/s/ John Fernandez
	TITLE: President and Chief Executive Officer		TITLE: President and CEO
	DATE: 3/2/07		DATE: 3/2/07

JOAN W. MILLER, M.D.
BY:	/s/ Joan W. Miller, M.D.
TITLE:
DATE: 3/2/07

EVANGELOS S. GRAGOUDAS, M.D.
BY:	/s/ Evangelos S. Gragoudas, M.D.
TITLE:
DATE: 3/2/07

EXHIBIT A

UNITED STATES DISTRICT COURT
FOR THE DISTRICT OF MASSACHUSETTS

)
MASSACHUSETTS EYE AND EAR INFIRMARY,	)
Plaintiff,	)
)
v.	)
)
NOVARTIS OPHTHALMICS, INC. and QLT, INC.,	)
Defendants.	)
)
)
QLT, INC.,	)
Counterclaimant,	)
)
v.	)
)
MASSACHUSETTS EYE AND EAR INFIRMARY,	)	Civil Action No.
EVANGELOS S. GRAGOUDAS, M.D., and	)	01-CV-10747-WGY
JOAN W. MILLER, M.D.,	)
Counterdefendants.	)
)

)
THE GENERAL HOSPITAL CORPORATION,	)
Intervenor,	)
)
v.	)
)
MASSACHUSETTS EYE AND EAR INFIRMARY,	)
EVANGELOS S. GRAGOUDAS, M.D., and	)
JOAN W. MILLER, M.D.,	)
Defendants to Intervenor’s Complaint.	)
)

STIPULATED ORDER OF DISMISSAL

     Whereas, all parties of record have agreed to settle the claims and counterclaims asserted in the above-captioned action on agreed-upon terms and conditions.
     NOW, THEREFORE, all parties of record hereby stipulate and agree, by and through their respective counsel of record, that the Court enter the following Stipulated Order of Dismissal, which shall be binding upon them:
     1.     The Court has specific personal jurisdiction over all parties of record for purposes of this action only.
     2.     All claims of the Massachusetts Eye and Ear Infirmary in the above-captioned action are hereby dismissed with prejudice.
     3.     All counterclaims of Novartis Ophthalmics, Inc. are hereby dismissed with prejudice.
     4.     All counterclaims of QLT Inc. are hereby dismissed with prejudice, with the exception of Count IV, seeking correction of inventorship, which is dismissed without prejudice. Moreover, dismissal with prejudice of Counts II and V shall in no way act as res judicata or have collateral estoppel effect with respect to any allegations or claims made in Count IV.
     5.     All claims of intervenor The General Hospital Corporation are hereby dismissed without prejudice.
     6.     The parties shall each bear their own costs in connection with the above-captioned action. In addition, the parties waive all rights to appeal this Stipulated Order of Dismissal.

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Dated: March 2, 2007	MASSACHUSETTS EYE AND EAR INFIRMARY EVANGELOS S. GRAGOUDAS, M.D. JOAN W. MILLER, M.D.
	/s/	Karen Mangasarian
Kenneth B. Herman
James F. Haley, Jr. Christopher J. Harnett Karen Mangasarian ROPES & GRAY LLP 1211 Avenue of the Americas New York, NY 10036

Dated: March 2, 2007	QLT Inc.
	/s/	Donald R. Ware
Donald R. Ware
Dean Richlin Barbara A. Fiacco FOLEY HOAG LLP 155 Seaport Boulevard Boston, MA 02210 (617) 832-1000

Dated: March 2, 2007	NOVARTIS OPHTHALMICS, INC.
	/s/	James S. Trainor
Dimitrios T. Drivas
Jeffrey J. Oelke Kevin X. McGann James S. Trainor WHITE & CASE LLP 1155 Avenue of the Americas New York, New York 10036

Dated: March 2, 2007	THE GENERAL HOSPITAL CORPORATION
	/s/	Scott McConchie
Thomas F. Maffei
Scott McConchie GRIESINGER, TIGHE, & MAFFEI, LLP. 176 Federal Street Boston, MA 02110

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Certificate of Service
I hereby certify that the above document filed through the ECF system will be sent electronically on March 2, 2007 to the registered participants as identified on the Notice of Electronic Filing (NEF).

/s/ Karen Mangasarian

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ORDER
          Pursuant to the Stipulation among all parties of record, IT IS ORDERED, ADJUDGED AND DECREED THAT:
     7.     The Court has specific personal jurisdiction over all parties of record for purposes of this action only.
     8.     All claims of the Massachusetts Eye and Ear Infirmary in the above-captioned action are hereby dismissed with prejudice.
     9.     All counterclaims of Novartis Ophthalmics, Inc. are hereby dismissed with prejudice.
     10.     All counterclaims of QLT Inc. are hereby dismissed with prejudice, with the exception of Count IV, seeking correction of inventorship, which is dismissed without prejudice. Moreover, dismissal with prejudice of Counts II and V shall in no way act as res judicata or have collateral estoppel effect with respect to any allegations or claims made in Count IV.
     11.     All claims of intervenor The General Hospital Corporation are hereby dismissed without prejudice.
     12.     The parties shall each bear their own costs in connection with the above-captioned action. In addition, the parties waive all rights to appeal this Stipulated Order of Dismissal.

Dated:
HON. WILLIAM G. YOUNG
UNITED STATES DISTRICT JUDGE

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EXHIBIT B

UNITED STATES DISTRICT COURT
FOR THE DISTRICT OF MASSACHUSETTS

)
MASSACHUSETTS EYE AND EAR INFIRMARY,	)
Plaintiff,	)
)
v.	)	Civil Action No.
	)	03-10023-EFH
NOVARTIS PHARMA AG,	)
Defendant.	)
)

STIPULATED ORDER OF DISMISSAL
     Whereas, all parties of record have entered into an agreement to settle the claims and counterclaims they have asserted in the above-captioned action on certain terms and conditions set forth in their agreement,
     NOW, THEREFORE, all parties of record hereby stipulate and agree, by and through their respective counsel of record, that the Court enter the following Stipulated Order of Dismissal, which shall be binding upon them:
     1.     This action is hereby dismissed with prejudice.
     2.     The parties shall each bear their own costs in connection with the above-captioned action. In addition, the parties waive all rights to appeal this Stipulated Order of Dismissal.
     3.     Entry into this Stipulated Order does not subject Novartis Pharma to the personal jurisdiction of the United States District Court for the District of Massachusetts, or of any other state or federal court in the United States, and the parties will not argue to the contrary.

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Dated: March 2, 2007	MASSACHUSETTS EYE AND EAR INFIRMARY
	/s/	Karen Mangasarian
Kenneth B. Herman
James F. Haley, Jr. Christopher J. Harnett Karen Mangasarian ROPES & GRAY LLP 1211 Avenue of the Americas New York, NY 10036

Dated: March 2, 2007	NOVARTIS PHARMA AG
	/s/	David A. Bunis
David A. Bunis (BBO No. 550570)
Nicholas J. Walsh (BBO No. 647702) DWYER & COLLORA, LLP 600 Atlantic Avenue Boston, MA 02210 (617) 371-1000 (617) 371-1037 (fax)

Of Counsel:
Grant J. Esposito
Mitchell M. Wong
MORRISON & FOERSTER
1290 Avenue of the Americas
New York, NY 10104-0050
(212) 468-8000
(212) 468-7900
Certificate of Service
I hereby certify that the above document filed through the ECF system will be sent electronically on March 2, 2007 to the registered participants as identified on the Notice of Electronic Filing (NEF).

/s/ Karen Mangasarian

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ORDER
     Pursuant to the Stipulation among all parties of record, IT IS ORDERED, ADJUDGED AND DECREED THAT:
     1.     This action is hereby dismissed with prejudice.
     2.     The parties shall each bear their own costs in connection with the above-captioned action. In addition, the parties waive all rights to appeal this Stipulated Order of Dismissal.
     3.     Entry into this Stipulated Order does not subject Novartis Pharma to the personal jurisdiction of the United States District Court for the District of Massachusetts, or of any other state or federal court in the United States, and the parties will not argue to the contrary.

Dated:
HON. EDWARD F. HARRINGTON
UNITED STATES DISTRICT JUDGE

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EXHIBIT C

UNITED STATES DISTRICT COURT
DISTRICT OF MASSACHUSETTS

)
MASSACHUSETTS EYE AND EAR INFIRMARY,	)
Plaintiff,	)
)
v.	)
)
QLT PHOTOTHERAPEUTICS, INC.,	)
Defendant.	)
)
	)	Civil Action No.

	)	00-CV-10783-WGY
)
QLT, INC.,	)
Counterclaimant,	)
)
v.	)
)
MASSACHUSETTS EYE AND EAR INFIRMARY,	)
EVANGELOS S. GRAGOUDAS, M.D., and	)
JOAN W. MILLER, M.D.,	)
Counterdefendants.	)
)

STIPULATED ORDER OF PARTIAL DISMISSAL WITHOUT PREJUDICE

     Whereas, all parties of record have entered into a stipulation to resolve Count I of the Amended Answer and Counterclaim of QLT Inc., Correction of Inventorship under 35 U.S.C. § 256, on certain terms and conditions set forth in their agreement,
     NOW, THEREFORE, all parties of record hereby stipulate and agree, by and through their respective counsel of record, that the Court enter the following Stipulated Order of Partial Dismissal Without Prejudice, which shall be binding upon them:
     1.     The Court has specific personal jurisdiction over all parties of record for purposes of this action only.
     2.     Count I of the Amended Answer and Counterclaim of QLT Inc. is hereby dismissed without prejudice.
     3.     The parties shall each bear their own costs with respect to that Count. In addition, the parties waive all rights to appeal this Stipulated Order of Partial Dismissal Without Prejudice.

2

Dated: March 2, 2007	MASSACHUSETTS EYE AND EAR INFIRMARY EVANGELOS S. GRAGOUDAS, M.D. JOAN W. MILLER, M.D.
	/s/	Karen Mangasarian
Kenneth B. Herman
James F. Haley, Jr. Christopher J. Harnett Karen Mangasarian ROPES & GRAY LLP 1211 Avenue of the Americas New York, NY 10036

Dated: March 2, 2007	QLT Inc.
	/s/	Donald R. Ware
Donald R. Ware
Dean Richlin Barbara A. Fiacco FOLEY HOAG LLP 155 Seaport Boulevard Boston, MA 02210 (617) 832-1000

Certificate of Service
I hereby certify that the above document filed through the ECF system will be sent electronically on March 2, 2007 to the registered participants as identified on the Notice of Electronic Filing (NEF).

/s/ Karen Mangasarian

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ORDER
          Pursuant to the Stipulation among all parties of record, IT IS ORDERED, ADJUDGED AND DECREED THAT:
     1.     The Court has specific personal jurisdiction over all parties of record for purposes of this action only.
     2.     Count I of the Amended Answer and Counterclaim of QLT Inc. is hereby dismissed without prejudice.
     3.     The parties shall each bear their own costs with respect to that Count. In addition, the parties waive all rights to appeal this Stipulated Order of Partial Dismissal Without Prejudice.

Dated:
HON. WILLIAM G. YOUNG
UNITED STATES DISTRICT JUDGE

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EXHIBIT D

ARBITRATION AGREEMENT
     This Arbitration Agreement (“Arbitration Agreement”) is entered into this 2nd day of March, 2007, by and between QLT INC. (“QLT”), a Canadian corporation having a principal place of business at 887 Great Northern Way, Vancouver, British Columbia, Canada, THE GENERAL HOSPITAL CORPORATION, a non-profit corporation doing business as Massachusetts General Hospital, having a place of business at Fruit Street, Boston, Massachusetts (“MGH”), MASSACHUSETTS EYE AND EAR INFIRMARY (“MEEI”), a Massachusetts non-profit corporation having a principal place of business at 243 Charles Street, Boston, Massachusetts, DR. JOAN W. MILLER, an individual residing at 40 Westland Avenue, Winchester, Massachusetts; and DR. EVANGELOS S. GRAGOUDAS, an individual residing at 15 Fairfield Drive, Lexington, Massachusetts.
Recitals
     WHEREAS, QLT currently manufactures benzoporphyrin derivative (“BPD”); and
     WHEREAS, QLT, MGH, and MEEI are joint owners of United States Patent No. 5,798,349 (the “‘349 Patent”) directed to methods of using BPD to treat neovasculature in the eye with photodynamic therapy; and
     WHEREAS, on April 24, 2000, MEEI filed a lawsuit against QLT captioned, Massachusetts Eye and Ear Infirmary v. QLT Phototherapeutics, Inc., Civil Action No. 00-10783, in the United States District Court for the District of Massachusetts (the “First Lawsuit”); and
     WHEREAS, QLT asserted a counterclaim in the First Lawsuit seeking correction of inventorship of the ‘349 Patent under 35 U.S.C. § 256 to add as an inventor Dr. Reginald Birngruber; and
     WHEREAS, the First Lawsuit was tried beginning in October 2006; and

     WHEREAS, MEEI owns or controls certain patents and patent applications that claim certain methods of using BPD for the photodynamic therapeutic treatment of neovasculature in the eye, including United States Patent No. 6,225,303 (the “‘303 Patent”) which issued on May 1, 2001; and
     WHEREAS, on May 1, 2001, MEEI filed a lawsuit against QLT captioned Massachusetts Eye and Ear Infirmary v. Novartis Ophthalmics, Inc. and QLT Inc., Civil Action No. 01-10747, in United States District Court for the District of Massachusetts (the “Second Lawsuit”); and
     WHEREAS, QLT asserted counterclaims in the Second Lawsuit against MEEI, Dr. Miller and Dr. Gragoudas seeking correction of inventorship of the ‘303 Patent under 35 U.S.C. § 256 to add as inventors Dr. Tayyaba Hasan, Dr. Ursula Schmidt-Erfurth, and Dr. Reginald Birngruber and Dr. Julia Levy; and
     WHEREAS Dr. Levy has fully assigned to QLT any and all rights she has or may have in MEEI PATENTS, as defined in Ex. E to the parties’ Settlement Agreement; and
     WHEREAS, MGH also asserted a claim in intervention in the Second Lawsuit seeking correction of inventorship of the ‘303 Patent under 35 U.S.C. § 256; and
     WHEREAS, Dr. Hasan and Dr. Schmidt-Erfurth have fully assigned to MGH, and Dr. Birngruber is contractually obligated to fully assign to MGH, any and all rights she or he has or may have in MEEI PATENTS, as defined in Ex. E to the parties’ Settlement Agreement; and
     WHEREAS, QLT, MGH, MEEI, MILLER and GRAGOUDAS now desire to resolve their disputes regarding the inventorship of the ‘349 Patent and the ‘303 Patent;
     NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, QLT, MGH, MEEI, MILLER, and GRAGOUDAS agree as follows:

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     1.     The parties shall submit to final and binding arbitration administered by a neutral third-party (e.g., the American Arbitration Association (“AAA”) under its Supplementary Rules for the Resolution of Patent Disputes, except as modified by the procedures set forth in this Agreement) the following questions for resolution and determination under 35 U.S.C. § 256:
(a)	Should Dr. Reginald Birngruber be named as an inventor under the ‘349 Patent?;

and

(b)	Should any or all of Dr. Tayyaba Hasan, Dr. Ursula Schmidt-Erfurth, Dr. Reginald Birngruber and Dr. Julia Levy be named as an inventor under the ‘303 Patent?;
as more particularly described in the pleadings previously filed in each of the First and Second Lawsuits. The arbitrator shall not consider, and the parties shall not challenge, whether any current named inventor as of the date of this Agreement is properly named as an inventor under the ‘349 or ‘303 Patents. The arbitration shall be held in Boston, Massachusetts, before a single arbitrator, who shall render a reasoned decision. The arbitrator shall be an attorney knowledgeable and experienced in patent law and inventorship determinations. A judgment may be entered on the arbitrator’s decision by the United States District Court for the District of Massachusetts in accordance with 9 U.S.C. § 9. QLT and MGH covenant not to sue MEEI, Dr. Miller or Dr. Gragoudas, or relitigate these claims in any forum, provided, however, that the binding effect of such arbitration as between the parties shall not prevent any party from invoking the remedy of correction of inventorship under 35 U.S.C. Section 256 in the event that an unaffiliated third party hereafter successfully challenges inventorship of the patents-in-suit. A proceeding under the Federal Arbitration Act, 9 U.S.C. Sections 1 et seq. in connection with the arbitrator’s decision shall not be deemed relitigation of the inventorship claims for purposes of the preceding sentence.

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     2.     Any party may initiate arbitration proceedings by written notice to the other parties to this Arbitration Agreement, no sooner than thirty (30) days after the exhaustion of any and all appeals in the First Lawsuit.
     3.     There shall be no additional fact or expert discovery or submission of additional expert reports in the arbitration proceeding.
     4.     The record on which the arbitrator shall base his decision shall include the summary judgment papers filed in the Second Lawsuit, the record of the trial in the First Lawsuit, and expert reports exchanged by the parties in the First and Second Lawsuits. The parties may supplement the evidentiary record, as each deems necessary, with materials previously provided in the course of the First or Second Lawsuits, including deposition testimony. Unless the parties agree otherwise, no live testimony shall be presented in the arbitration.
     5.     In the event that the arbitrator rules that any of the persons named in paragraphs 1 (a) and (b) above should be named as inventors under the respective patents, the parties shall promptly and fully cooperate in executing and filing all required documents with the United States Patent and Trademark Office for certificate(s) correcting inventorship under 35 U.S.C. § 256 in accordance with the arbitrator’s decision. Except as may be necessary to effectuate the requirements described by the preceding sentence, any decision by the arbitrator shall not form the basis of any claim, action or proceeding against any party to this Agreement.

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     6.     Any notice required or desired to be given hereunder shall be in writing and shall be served upon and received by both the party and the persons designated to receive a copy thereof at the addresses set forth below:

If to QLT:	QLT Inc., 887 Great Northern Way, Vancouver, British Columbia, V5T 4T5 Canada, Attn: President, with a copy to Foley Hoag LLP, 155 Seaport Boulevard, Boston, MA 02210, Attn: Donald R. Ware.

If to MGH:	Paul G. Cushing, Esquire, Office of the General Counsel, Partners HealthCare Systems, Inc., 50 Staniford Street, Suite 1000, Boston, MA 02114-2521, with a copy to Thomas F. Maffei, Esquire, 176 Federal Street, Boston, MA, 02110.

If to MEEI, Dr. Miller and Dr. Gragoudas:	Lisa Putukian, Vice President Business Development, Massachusetts Eye and Ear Infirmary, 243 Charles Street, Boston, MA 02114, with a copy to Barbara F. Katz, General Counsel.
     7.     The parties will jointly bear the fees of the arbitrator as well as all filing and other administrative fees associated with the arbitration. Each party will bear their own legal costs, including their respective attorneys’ fees.

5

     IN WITNESS WHEREOF, the Parties have caused their authorized representatives to sign this Agreement.

QLT INC.		MASSACHUSETTS EYE AND EAR INFIRMARY
BY:	/s/ Robert L. Butchofsky	BY:	/s/ John Fernandez
	TITLE: President and CEO		TITLE: President and CEO
	DATE: 3/2/07		DATE: 3/2/07

JOAN W. MILLER, M.D.
		BY:	/s/ Joan W. Miller, M.D.
TITLE:
DATE: 3/2/07

THE GENERAL HOSPITAL CORPORATION		EVANGELOS S. GRAGOUDAS, M.D.
BY:	/s/ Frances Toneguzzo, Ph.D.	BY:	/s/ Evangelos S. Gragoudas, M.D.
	TITLE: Director, Corporate Sponsored Research and Licensing		TITLE:
	DATE: 3/2/07		DATE: 3/2/07

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EXHIBIT E

[**]

**	Portions of this exhibit have been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT F

UNITED STATES DISTRICT COURT
DISTRICT OF MASSACHUSETTS

)
MASSACHUSETTS EYE AND EAR INFIRMARY,	)
Plaintiff,	)
)
v.	)
)
QLT PHOTOTHERAPEUTICS, INC.,	)
Defendant.	)
	)	Civil Action No.

	)	00-CV-10783-WGY
QLT, INC.,	)
Counterclaimant,	)
)
v.	)
)
MASSACHUSETTS EYE AND EAR INFIRMARY,	)
EVANGELOS S. GRAGOUDAS, M.D., and	)
JOAN W. MILLER, M.D.,	)
Counterdefendants.	)
)

STIPULATION OF THE PARTIES
     The parties to the above-captioned matter hereby stipulate and agree:
     1.     The parties hereto have resolved by voluntary settlement (the “Settlement”) all claims and counterclaims in the related matter, Civil Action No. 01-CV-10747-WGY (the “Second Lawsuit”).
     2.     The resolution of the Second Lawsuit will have no effect on the above-captioned matter. Except as expressly agreed to by both parties in writing, no party shall reference or disclose in the above-captioned matter any term or provision of the Settlement. The Settlement shall not effect, limit or prejudice either party’s claims or defenses in this action.

     Each party may assert the same claims, defenses and arguments in this action as though there had been no Settlement.

Respectfully submitted,

MASSACHUSETTS EYE AND EAR INFIRMARY,	QLT INC.
EVANGELOS S. GRAGOUDAS, M.D.,
AND
JOAN W. MILLER, M.D.

By their attorneys,	By its attorneys,

/s/ Karen Mangasarian	/s/ Donald R. Ware

Kenneth B. Herman	Donald R. Ware (BBO No. 516260)
James F. Haley, Jr. (BBO No. 217220)	Dean Richlin (BBO No. 419200)
Christopher J. Harnett	Barbara A. Fiacco
Karen Mangasarian	FOLEY HOAG LLP
ROPES & GRAY LLP	155 Seaport Boulevard
1211 Avenue of the Americas	Boston, MA 02210
New York, NY 10036	(617) 832-1000
(212) 596-9000
Dated: March 2, 2007
Certificate of Service
I hereby certify that the above document filed through the ECF system will be sent electronically on March 2, 2007 to the registered participants as identified on the Notice of Electronic Filing (NEF).

/s/ Karen Mangasarian